SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2002

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(IRS Employer
Identification No.)

710 Medtronic Parkway

Minneapolis, Minnesota  55432-5604

(Address of Principal Executive Offices and Zip Code)

(763) 514-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.                    Financial Statements and Exhibits.

                                99.1         Statement Under Oath of Chief Executive Officer dated August 7, 2002

                                99.2         Statement Under Oath of Chief Financial Officer dated August 7, 2002

                                99.3         Press Release dated August 8, 2002

Item 9.                    Regulation FD Disclosure.

                On August 8, 2002, Arthur D. Collins, Jr., Chief Executive Officer, and Robert L. Ryan, Chief Financial Officer, of Medtronic, Inc. submitted sworn statements to the Securities and Exchange Commission (SEC) pursuant to the SEC’s Order No. 4-460 issued June 27, 2002.  Also on August 8, 2002, Medtronic, Inc. issued a press release announcing the transmittal by Messrs. Collins and Ryan of such sworn statements.

                Copies of those statements are attached as Exhibits 99.1 and 99.2 and a copy of the press release is attached as Exhibit 99.3.

Limitation on Incorporation by Reference.

                Pursuant to general instruction B.2. of Form 8-K, the information in this report and in the attached exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

	By	/s/ Richard F. Hamm, Jr.
Date: August 8, 2002		Richard F. Hamm, Jr.
Vice President and Deputy General Counsel

EXHIBIT INDEX

Medtronic, Inc.

Form 8-K Current Report

Dated August 8, 2002

Exhibit Number	Description

99.1	Statement Under Oath of Chief Executive Officer dated August 7, 2002

99.2	Statement Under Oath of Chief Financial Officer dated August 7, 2002

99.3	Press Release dated August 8, 2002